Vanguard NewYork Long-TermTax-Exempt Fund Summary Prospectus

March 30, 2022

Investor Shares & Admiral™ Shares

Vanguard New York Long-Term Tax-Exempt Fund Investor Shares (VNYTX) Vanguard New York Long-Term Tax-Exempt Fund Admiral Shares (VNYUX)

The Fund's statutory Prospectus and Statement of Additional Information dated March 30, 2022, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/ us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes. The Fund is intended for New York residents only.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(Fees paid directly from your investment)

	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Account Service Fee Per Year
(for certain fund account balances below $10,000)	$20	$20

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Admiral Shares
Management Fees	0.16%	0.08%

12b-1 Distribution Fee	None	None

Other Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	0.17%	0.09%

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$17	$55	$96	$217

Admiral Shares	$9	$29	$51	$115

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in high-quality municipal bonds issued by New York state and local governments, as well as by regional governmental and public financing authorities. Under normal circumstances, at least 80% of the Fund's assets will be invested in securities whose income is exempt from federal and New York state taxes. Although the Fund has no limitations on the maturities of individual securities, its dollar-weighted average maturity is expected to be between 10 and 25 years.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance, and the level of risk may vary based on market conditions:

•State-specific risk, which is the chance that developments in New York, such as tax, legislative, or political changes, will adversely affect the securities held by the Fund or that are available for investment by the Fund. Because the Fund invests primarily in securities issued by New York and its municipalities, it is more vulnerable to the credit risk and unfavorable developments in New York than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall New York municipal market.

•Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

•Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests primarily in long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds.

•Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond's call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Such redemptions and subsequent reinvestments would also increase the Fund's portfolio turnover rate. Call risk is generally high for long-term bond funds.

•Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk is generally high for long-term bond funds.

•Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk should be low for the Fund because it invests primarily in long-term bonds.

•Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

•Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.

•Tax risk, which is the chance that all or a portion of the tax-exempt income from municipal bonds held by the Fund will be declared taxable, possibly with retroactive effect, because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state or local tax authorities, or noncompliant conduct of a bond issuer.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of relevant market indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard New York Long-Term Tax-Exempt Fund Investor Shares

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
15%			10.83					8.34

10%	6.94			4.14		5.77			5.43

5%					0.53		0.51			2.52

0%

-5%		–2.93
-10%

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return	Quarter
Highest	3.83%	March 31,	2014
Lowest	-3.82%	December 31,	2016

Average Annual Total Returns for Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Vanguard New York Long-Term Tax-Exempt Fund
Investor Shares

Return Before Taxes	2.52%	4.48%	4.14%

Return After Taxes on Distributions	2.31	4.34	4.05

Return After Taxes on Distributions and Sale of Fund Shares	2.58	4.12	3.92

Vanguard New York Long-Term Tax-Exempt Fund
Admiral Shares

Return Before Taxes	2.60%	4.57%	4.22%

Bloomberg NY Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)	1.87%	3.91%	3.57%

Bloomberg Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)	1.52	4.17	3.72

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Adam M. Ferguson, CFA, Portfolio Manager at Vanguard. He has managed the Fund since 2013 (co-managed since 2020).

Stephen M. McFee, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2020.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund's distributions may be subject to federal, state, or local income taxes or the federal alternative minimum tax.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.

"Bloomberg®" and Bloomberg NY Municipal Bond Index and Bloomberg Municipal Bond Index (the Indices or Bloomberg Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the Indices (collectively, "Bloomberg"), and have been licensed for use for certain purposes by Vanguard.

The New York Tax-Exempt Funds is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the New York Tax-Exempt Funds or any member of the public regarding the advisability of investing in securities generally or in the New York Tax-Exempt Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg NY Municipal Bond Index and Bloomberg Municipal Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the New York Tax-Exempt Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the New York Tax-Exempt Funds into consideration in determining, composing or calculating the Bloomberg NY Municipal Bond Index and Bloomberg Municipal Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the New York Tax-Exempt Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the New York Tax-Exempt Funds customers, in connection with the administration, marketing or trading of the New York Tax-Exempt Funds.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG NY MUNICIPAL BOND INDEX AND BLOOMBERG MUNICIPAL BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE NEW YORK LONG-TERM TAX-EXEMPT FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG NY MUNICIPAL BOND INDEX AND BLOOMBERG MUNICIPAL BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG NY MUNICIPAL BOND INDEX AND BLOOMBERG MUNICIPAL BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE NEW YORK LONG-TERM TAX-EXEMPT FUND OR BLOOMBERG NY MUNICIPAL BOND INDEX AND BLOOMBERG MUNICIPAL BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Vanguard New York Long-Term Tax-Exempt Fund Investor Shares—Fund Number 76

Vanguard New York Long-Term Tax-Exempt Fund Admiral Shares—Fund Number 576

To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.

© 2022 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SP 76 032022